May 15, 2023

BNY MELLON INVESTMENT FUNDS I

-BNY Mellon Diversified Emerging Markets Fund

BNY MELLON INVESTMENT FUNDS III

-BNY Mellon Alternative Diversifier Strategies Fund

Supplement to Statement of Additional Information

BNY Mellon Diversified Emerging Markets Fund and BNY Mellon Alternative Diversifier Strategies Fund (the "Funds") are no longer offered for investment, and all references to the Funds in the Statement of Additional Information are removed.

Effective as of the close of business on May 12, 2023, Fund shares held by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

GRP5-SAISTK-0523